UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2021 (January 26, 2021)

European Sustainable Growth Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39917	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Arch Street

Greenwich, CT 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 983-4400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	EUSGU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.0001 per share	EUSG	The Nasdaq Stock Market LLC

Warrants, each exercisable for one Class A ordinary share for $11.50 per share	EUSGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 26, 2021, European Sustainable Growth Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 12,500,000 units (the “Units”). On January 27, 2021, the Company issued an additional 1,875,000 Units pursuant to the exercise of the underwriters’ over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $143,750,000.

Simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,375,000 warrants (the “Private Placement Warrants”) to LRT Capital1 LLC (the “Sponsor”) and the underwriters at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $4,375,000.

A total of $143,750,000 of the proceeds from the IPO (which amount includes $2,875,000 of the deferred underwriting commissions) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of January 26, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, in the base offering, have been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of January 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

European Sustainable Growth Acquisition Corp.

	By:	/s/ Karan Trehan
		Name:	Karan Trehan
		Title:	President

Dated: February 1, 2021

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